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                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $.01 per share, of Sight Resource Corporation, a Delaware corporation, and that this Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 5th day of December, 1997

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Dated:  December 5, 1997
                                    CARLYLE VENTURE PARTNERS, L.P.,
                                    a Cayman Islands exempted limited partnership

                                    By:     TCG Ventures, Ltd., as the General Partner



                                    By:   /s/ J. Mitchell Reese
                                        ------------------------------------------------------
                                        Name:  J. Mitchell Reese
                                        Title: Attorney-in-Fact


                                    C/S VENTURE INVESTORS, L.P.,
                                    a Cayman Islands exempted limited partnership

                                    By:  TCG Ventures, Ltd., as the General Partner



                                    By:   /s/ J. Mitchell Reese
                                        ------------------------------------------------------
                                        Name:  J. Mitchell Reese
                                        Title: Attorney-in-Fact


                                    CARLYLE U.S. VENTURE PARTNERS, L.P.,
                                    a Delaware limited partnership

                                    By:  TCG Ventures, L.L.C., as the General Partner


                                    By:   /s/ J. Mitchell Reese
                                        ------------------------------------------------------
                                        Name:  J. Mitchell Reese
                                        Title: Managing Director


                                    CARLYLE VENTURE COINVESTMENT, L.L.C.,
                                    a Delaware limited liability company

                                    By:  TCG Ventures, L.L.C., as the Managing Member


                                    By:   /s/ J. Mitchell Reese
                                        ------------------------------------------------------
                                        Name:  J. Mitchell Reese
                                        Title: Attorney-in-Fact
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